SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(A) of the Securities
                     Exchange Act of 1934 (Amendment No.__ )
Filed by the Registrant    [X]
Filed by a Party other than the Registrant  [  ]

Check the appropriate box:
[X ]    Preliminary Proxy Statement                           [  ]     Confidential, for Use of the
                                                                       Commission Only (as permitted by Rule
                                                                       14a-6(e)(2))
[  ]    Definitive Proxy Statement
[  ]    Definitive additional materials
[  ]    Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                              THE KOREA FUND, INC.

                (Name of Registrant as Specified in Its Charter)

                   (Name of Person(s) Filing Proxy Statement,
                          if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identity the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:

(2) Form, Schedule or Registration Statement no.:

(3) Filing Party:

(4) Date Filed:

                                  PRELIMINARY


[GRAPHIC OMITTED]                                                345 Park Avenue
                                                        New York, New York 10154
                                                                  (800) 349-4281
The Korea Fund, Inc.                                          August [___], 2004
--------------------------------------------------------------------------------


To the Stockholders:

The Annual Meeting of Stockholders (the "Annual Meeting") of The Korea Fund, Inc. (the "Fund") is to be held at 10:45 a.m., Eastern time, on Wednesday, October 6, 2004, at the offices of Deutsche Investment Management Americas Inc., part of Deutsche Asset Management, 29th Floor, East Side, 280 Park Avenue (at 48th-49th Streets), New York, New York 10017. Stockholders who are unable to attend the Annual Meeting are strongly encouraged to vote by proxy, which is customary in corporate meetings of this kind. A Proxy Statement regarding the Annual Meeting, a proxy card for your vote at the Annual Meeting and an envelope -- postage prepaid -- in which to return your proxy card are enclosed.

At the Annual Meeting, the stockholders will elect two Directors and consider one stockholder proposal, if the stockholder proposal is properly presented to the Annual Meeting. In addition, the stockholders present will hear a report on the Fund. There will be an opportunity to discuss matters of interest to you as a stockholder. All of our independent directors plan to attend this meeting and look forward to meeting interested stockholders.

Your Fund's Directors recommend that you vote in favor of each of the two nominees for Directors and against the stockholder proposal.

Respectfully,


/S/Robert J. Callander
Robert J. Callander
Chairman of the Board
on behalf of the full Board

--------------------------------------------------------------------------------
STOCKHOLDERS ARE URGED TO SIGN THE PROXY CARD AND MAIL IT IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE SO AS TO ENSURE A QUORUM AT THE MEETING. THIS IS IMPORTANT WHETHER YOU OWN FEW OR MANY SHARES.
--------------------------------------------------------------------------------

                              THE KOREA FUND, INC.


                    Notice of Annual Meeting of Stockholders

To the Stockholders of

The Korea Fund, Inc.:

Please take notice that the Annual Meeting of Stockholders (the "Annual Meeting") of The Korea Fund, Inc. (the "Fund") has been called to be held at the offices of Deutsche Investment Management Americas Inc., part of Deutsche Asset Management, 29th Floor, East Side, 280 Park Avenue (at 48th-49th Streets), New York, New York 10017, on Wednesday, October 6, 2004 at 10:45 a.m., Eastern time, for the following purposes:

      To elect two Directors of the Fund to hold office for a term of three years and until their successors shall have been duly elected and qualified; and

      To consider one stockholder proposal, if properly presented to the Annual Meeting.

The appointed proxies will vote in their discretion on any other business as may properly come before the meeting or any adjournments or postponements thereof.

Holders of record of the shares of common stock of the Fund at the close of business on July 19, 2004 are entitled to vote at the meeting or any adjournments or postponements thereof.

By order of the Board of Directors,



/S/John Millette

John Millette, Secretary

August [___], 2004

--------------------------------------------------------------------------------
IMPORTANT -- We urge you to sign and date the enclosed proxy card and return it in the enclosed addressed envelope which requires no postage and is intended for your convenience. Your prompt return of the enclosed proxy card may save the Fund the necessity and expense of further solicitations to ensure a quorum at the Annual Meeting. If you can attend the meeting and wish to vote your shares in person at that time, you will be able to do so.
--------------------------------------------------------------------------------

PROXY STATEMENT

GENERAL

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of The Korea Fund, Inc., a Maryland corporation (the "Fund"), for use at the Annual Meeting of Stockholders, to be held at the offices of Deutsche Investment Management Americas Inc. ("DeIM" or the "Investment Manager"), part of Deutsche Asset Management, 29th Floor, East Side, 280 Park Avenue (at 48th-49th Streets), New York, New York 10017, on Wednesday, October 6, 2004 at 10:45 a.m., Eastern time, and at any adjournments or postponements thereof (collectively, the "Meeting").

This Proxy Statement, the Notice of Annual Meeting and the proxy card are first being mailed to stockholders on or about August [___], 2004 or as soon as practicable thereafter. Any stockholder giving a proxy has the power to revoke it prior to the time the proxy is exercised by attending the Meeting and casting his or her votes in person or by mail, by executing a superseding proxy or by submitting a notice of revocation to the Fund (addressed to the Secretary at the principal executive office of the Fund, 345 Park Avenue, New York, New York 10154). All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, for each of the nominees for director named in the Proxy Statement, against the stockholder proposal referred to in the Proxy Statement and in the discretion of the proxy holders on any other matter that may properly come before the Meeting.

The presence at any stockholders' meeting, in person or by proxy, of stockholders entitled to cast a majority of the votes entitled to be cast shall be necessary and sufficient to constitute a quorum for the transaction of business. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, stockholders are urged to forward their voting instructions promptly.

With respect to Proposal 1 (the election of director nominees), abstentions and broker-non-votes will have the same effect as a vote not to elect the nominees, because election of a nominee requires the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote. See "Proposal 1:
Election of Directors -- Required Vote." With respect to Proposal 2 (the stockholder proposal), abstentions and broker non-votes will have the same effect as a vote against the proposal, because approval of the proposal requires the affirmative vote of holders of 67% of the Fund's shares that are present at the meeting (in person or by proxy) or, if less, more than 50% of the Fund's outstanding shares. See "Proposal 2: Stockholder Proposal."

Holders of record of the common stock of the Fund at the close of business on July 19, 2004 (the "Record Date") will be entitled to one vote per share on all business of the Meeting and any adjournments or postponements. There were 44,701,497 shares of common stock outstanding on the Record Date.

The Fund provides periodic reports to all stockholders which highlight relevant information including investment results and a review of portfolio changes. You may receive an additional copy of the annual report for the fiscal year ended June 30, 2004 and a copy of the semiannual report for the six-month period ended December 31, 2003, without charge, by calling 800-349-4281 or 800-294-4366 or writing the Fund at 345 Park Avenue, New York, New York 10154.

PROPOSAL 1: ELECTION OF DIRECTORS

Persons named in the accompanying proxy card intend, in the absence of contrary instructions, to vote all proxies in favor of the election of the two nominees listed below as Directors of the Fund to serve for a term of three years, and until their successors are duly elected and qualify. Both nominees have consented to stand for election and to serve if elected. If any such nominee should be unable to serve, an event not now anticipated, the proxies will be voted for such person, if any, as shall be designated by the Board of Directors to replace any such nominee. For election of Directors at the Meeting, the Board of Directors has approved the nomination of the individuals listed below.

Information Concerning Nominees

The following table sets forth certain information concerning each of the two nominees as a Director of the Fund. Each of the nominees is now a Director of the Fund. Unless otherwise noted, each of the nominees has engaged in the principal occupation listed in the following table for more than five years, but not necessarily in the same capacity.

Class I -- Nominees to serve until 2007 Annual Meeting of Stockholders:

                         Present Office with the              Dollar Range   Aggregate Dollar Range of
                         Fund, if any; Principal              of Equity      Equity Securities in All
                         Occupation or Employment  Year       Securities in  Registered Investment
Name (Age)               and Directorships         First      the Fund as    Companies Overseen by Director
Address                  in Publicly Held          Became a   of June 30,    in Family of Investment
Interested Director*     Companies                 Director   2004^1         Companies as of June 30, 2004^1
-------------------------------------------------------------------------------------------------------------
[GRAPHIC OMITTED]        Vice Chairman (since      2004       None           None
                         2004) of the Board of
                         the Fund; Managing
                         Director, DeAM (since
                         2003). Vice President of
                         Central European Equity
                         Fund, Inc. (since 2003);
                         Vice President of The
                         Germany Fund, Inc.
                         (since 2003); Vice
                         President of The New
                         Germany Fund, Inc.
                         (since 2003) (registered
                         investment companies).
                         Mr. Esposito serves on
                         the boards of three
                         other funds managed by
                         DeIM. Managing Director,
                         Putnam Investments
                         (1991-2002).

Vincent J. Esposito
(48)*
c/o Deutsche Investment
Management Americas Inc.
345 Park Avenue
New York, NY 10154


-------------------------------------------------------------------------------------------------------------

                                       2


Class I -- Nominees to serve until 2007 Annual Meeting of Stockholders (continued):

                         Present Office with the              Dollar Range   Aggregate Dollar Range of
                         Fund, if any; Principal              of Equity      Equity Securities in All
                         Occupation or Employment  Year       Securities in  Registered Investment
Name (Age)               and Directorships         First      the Fund as    Companies Overseen by Director
Address                  in Publicly Held          Became a   of June 30,    in Family of Investment
Interested Director*     Companies                 Director   2004^1         Companies as of June 30, 2004^1
-------------------------------------------------------------------------------------------------------------
[GRAPHIC OMITTED]        Non-Profit               2001       $1-$10,000      $1-$10,000
                         Organizations: Vice
                         President, Council of
                         the Americas; Vice
                         President, Americas
                         Society; For-Profit
                         Corporate Boards:
                         Director, Valero Energy
                         Corporation; Non-Profit
                         Directorships: Freedom
                         House, Foundation for
                         Management Education in
                         Central America (FMECA)
                         and National Endowment
                         for Democracy (until
                         1999) and Women's
                         Foreign Policy Group
                         (1999-Jan. 2004);
                         Member, Advisory Board,
                         The Inter-American
                         Foundation; and Member,
                         Council on Foreign
                         Relations; Previously
                         Member, Policy Planning
                         Staff, US Department of
                         State and Associate
                         Professor of Political
                         Science, University of
                         California, Los Angeles
                         (UCLA). Dr. Purcell
                         serves on the boards of
                         three other funds
                         managed by DeIM.
Susan Kaufman
Purcell (62)
c/o Deutsche Investment
Management
Americas Inc.
345 Park Avenue
New York, NY 10154


-------------------------------------------------------------------------------------------------------------

                                       3


Information Concerning Continuing Directors

The Board of Directors is divided into three classes, with each Director serving for a term of three years. The terms of Classes II and III Directors do not expire this year. The following table sets forth certain information regarding the Directors in such classes. Unless otherwise noted, each Director has engaged in the principal occupation listed in the following table for more than five years, but not necessarily in the same capacity. It is currently anticipated that Messrs. Callander and Luers will resign from the Board on or about April
30, 2005 in accordance with the Boards' retirement policy.

Class II -- Directors to serve until 2005 Annual Meeting of Stockholders:

                         Present Office with the              Dollar Range   Aggregate Dollar Range of
                         Fund, if any; Principal              of Equity      Equity Securities in All
                         Occupation or Employment  Year       Securities in  Registered Investment
Name (Age)               and Directorships         First      the Fund as    Companies Overseen by Director
Address                  in Publicly Held          Became a   of June 30,    in Family of Investment
Interested Director*     Companies                 Director   2004^1         Companies as of June 30, 2004^1
-------------------------------------------------------------------------------------------------------------
[GRAPHIC OMITTED]        Chairman (since 2004)    1996       $10,001-      $50,001-$100,000
                         of the Board of the                 $50,000
                         Fund; Retired Vice
                         Chairman, Chemical
                         Banking Corporation;
                         Directorships: ARAMARK
                         Corporation (food
                         service); Member,
                         Council on Foreign
                         Relations; Previously
                         Visiting
                         Professor/Executive-in-Residence,
                         Columbia University
                         Business School;
                         Formerly, Director,
                         Barnes Group, Inc.
                         (manufacturing) (until
                         April 2001) and
                         Director, Metropolitan
                         Opera Association
                         (retired).
                         Mr. Callander serves on
                         the boards of three
                         other funds managed by
                         DeIM.
Robert J. Callander (73)
c/o Deutsche Investment
Management
Americas Inc.
345 Park Avenue
New York, NY 10154

-------------------------------------------------------------------------------------------------------------

                                       4


Class II -- Directors to serve until 2005 Annual Meeting of Stockholders (continued):

                         Present Office with the              Dollar Range   Aggregate Dollar Range of
                         Fund, if any; Principal              of Equity      Equity Securities in All
                         Occupation or Employment  Year       Securities in  Registered Investment
Name (Age)               and Directorships         First      the Fund as    Companies Overseen by Director
Address                  in Publicly Held          Became a   of June 30,    in Family of Investment
Interested Director*     Companies                 Director   2004^1         Companies as of June 30, 2004^1
-------------------------------------------------------------------------------------------------------------
[GRAPHIC OMITTED]        President and Chief       2001       $1-$10,000    $10,001-$50,000
                         Executive Officer,
                         United Nations
                         Association of U.S.A.;
                         Director, Wickes Lumber
                         Company (building
                         materials), America
                         Online Latin America,
                         and Rubin Art Museum
                         (Asian art museum)
                         (2003-present); Member:
                         Advisory Board, The
                         Trust for Mutual
                         Understanding and
                         Christie's Inc. (art
                         auction house)
                         (2003-present);
                         Trustee: Rockefeller
                         Brothers Fund, Trustee
                         Advisory Council --
                         Appeal of Conscience
                         Foundation; formerly,
                         President, Metropolitan
                         Museum of Art
                         (1986-1999) (retired),
                         Director, StoryFirst
                         Communications, Inc.
                         (owns television and
                         radio stations in
                         Russia and Ukraine)
                         (1996-1999), The
                         Eurasia Foundation
                         (2000-2002), IDEX
                         Corporation (liquid
                         handling equipment
                         manufacturer)
                         (1991-2003); Member,
                         Executive Committee and
                         Board of Directors,
                         East-West Institute
                         (1988-2002). Mr. Luers
                         serves on the boards of
                         three other funds
                         managed by DeIM.
William H. Luers (75)
c/o Deutsche Investment
Management
Americas Inc.
345 Park Avenue
New York, NY 10154


                                       5

-------------------------------------------------------------------------------------------------------------

Class II -- Directors to serve until 2005 Annual Meeting of Stockholders (continued):

                         Present Office with the              Dollar Range   Aggregate Dollar Range of
                         Fund, if any; Principal              of Equity      Equity Securities in All
                         Occupation or Employment  Year       Securities in  Registered Investment
Name (Age)               and Directorships         First      the Fund as    Companies Overseen by Director
Address                  in Publicly Held          Became a   of June 30,    in Family of Investment
Interested Director*     Companies                 Director   2004^1         Companies as of June 30, 2004^1
-------------------------------------------------------------------------------------------------------------
[GRAPHIC OMITTED]        Professor (formerly       1994^2     None          None
                         Dean, 1999-2001),
                         College of Business
                         Administration, Seoul
                         National University,
                         Seoul, Korea; Director,
                         e The Korea
                         Liberalisation Fund,
                         Inc. (U.K.)
                         (1996-1999); Visiting
                         Professor of
                         London Business School
                         (1997-1998); President,
                         Korea Securities &
                         Economy Institute
                         (1994-1995) and Korea
                         Tax Association
                         (1994-1995). Mr. Yun
                         serves on the boards of
                         three other funds
                         managed by DeIM.
Kesop Yun (59)
c/o Deutsche Investment
Management
Americas Inc.
345 Park Avenue
New York, NY 10154

-------------------------------------------------------------------------------------------------------------


Class III -- Directors to serve until 2006 Annual Meeting of Stockholders:

                         Present Office with the              Dollar Range   Aggregate Dollar Range of
                         Fund, if any; Principal              of Equity      Equity Securities in All
                         Occupation or Employment  Year       Securities in  Registered Investment
Name (Age)               and Directorships         First      the Fund as    Companies Overseen by Director
Address                  in Publicly Held          Became a   of June 30,    in Family of Investment
Interested Director*     Companies                 Director   2004^1         Companies as of June 30, 2004^1
-------------------------------------------------------------------------------------------------------------
[GRAPHIC OMITTED]        Clinical Professor of     2000       $10,001-        $50,001-$100,000
                         Finance, NYU Stern                   $50,000
                         School of Business
                         (1997-present); Member,
                         Finance Committee,
                         Association for Asian
                         Studies (2002-present);
                         Managing Director, J.P.
                         Morgan (investment
                         banking firm)
                         (1984-1996).
                         Mr. Froewiss serves on
                         the boards of three
                         other funds managed
                         by DeIM.
Kenneth C. Froewiss (58)
c/o Deutsche Investment
Management
Americas Inc.
345 Park Avenue
New York, NY 10154
-------------------------------------------------------------------------------------------------------------

                                       6


Class III -- Directors to serve until 2006 Annual Meeting of Stockholders (continued):

                         Present Office with the              Dollar Range   Aggregate Dollar Range of
                         Fund, if any; Principal              of Equity      Equity Securities in All
                         Occupation or Employment  Year       Securities in  Registered Investment
Name (Age)               and Directorships         First      the Fund as    Companies Overseen by Director
Address                  in Publicly Held          Became a   of June 30,    in Family of Investment
Interested Director*     Companies                 Director   2004^1         Companies as of June 30, 2004^1
-------------------------------------------------------------------------------------------------------------
[GRAPHIC OMITTED]        Director and Chief       2000       $50,001-        Over $100,000
                         Executive Officer, IMF              $100,000
                         Editora Ltd. (financial
                         publisher); Chairman of
                         the Certification
                         Committee and Director,
                         APIMEC Nacional
                         (Brazilian Association
                         of Investment
                         Professionals and
                         Analysts); Member,
                         Board of the
                         Association of
                         Certified International
                         Investment Analysts
                         (ACIIA). Mr. Nogueira
                         serves on the boards of
                         three other funds
                         managed by DeIM.
Ronaldo A. da Frota
Nogueira (66)
c/o Deutsche Investment
Management
Americas Inc.
345 Park Avenue
New York, NY 10154
-------------------------------------------------------------------------------------------------------------


All Directors and Officers as a group                                      Less than 1/4 of 1% of Shares of
                                                             8,150 Shares  the Fund
-------------------------------------------------------------------------------------------------------------

* Director considered by the Fund and its counsel to be an "interested person" (which as used in this proxy statement is as defined in the Investment Company Act of 1940, as amended) of the Fund or of the Fund's investment manager, DeIM, or the Fund's subadvisor, Deutsche Investment Trust Management Company Limited (the "Korean Advisor"). Mr. Esposito is deemed to be an interested person because of his affiliation with the Fund's investment manager, DeIM, and because he is an Officer of the Fund.

** Directors considered by the Fund and its counsel not to be "interested persons" of the Fund, the Fund's investment manager, DeIM, or the Korean Advisor.

^1 The information as to beneficial ownership is based on statements furnished to the Fund by the Directors and nominees. Unless otherwise noted, beneficial ownership is based on sole voting and investment power.

^2    Mr. Yun previously served on the Board of the Fund from 1984 to 1988.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and Section 30(h) of the Investment Company Act of 1940, as amended (the "1940 Act"), as applied to a closed-end management investment company, require the Fund's Officers and Directors, investment manager, investment advisor, affiliates of the Fund's investment manager and investment advisor, and persons who beneficially own more than ten percent of a registered class of the Fund's outstanding securities ("Reporting Persons"), to file reports of ownership of the Fund's securities and changes in such ownership with the Securities and Exchange Commission (the "SEC"). Such persons are required by SEC regulations to furnish the Fund with copies of all such filings.

Based on a review of reports filed by the Fund's directors and executive officers, the Investment Manager, officers and directors of the Investment Manager, affiliated persons of the Investment Manager and beneficial holders of 10% or more of the Fund's outstanding stock, and written representations by the Reporting Persons that no year-end reports were required for such persons, all filings required by Section 16(a) of the Exchange Act for the fiscal year ended June 30, 2004 were timely. As a convenience to the Directors, the Investment Manager assists the Directors in making their Section 16 filings.

According to Schedule 13D/A filings made with the SEC in May 2004 and July 2004, respectively, the following owned beneficially more than 5% of the Fund's outstanding stock:

                          Name and Address of            Amount and nature  of
Title of Class            Beneficial Owner               beneficial ownership    Percent of class
----------------------------------------------------------------------------------------------------------------
Common Stock              President and Fellows of       9,924,971 shares^1         22.2%
                          Harvard College, c/o Harvard
                          Management Company, Inc., 600
                          Atlantic Ave., Boston, MA
                          02210

Common Stock              City of London Investment      4,250,282 shares^2         9.51%
                          Group, PLC, c/o City of
                          London Investment Management
                          Company, Limited, 10
                          Eastcheap,
                          London, EC3M ILX, England
----------------------------------------------------------------------------------------------------------------

^1 President and Fellows of Harvard College held sole voting power and sole investment power with respect to the above number of shares.

^2 City of London Investment Group, PLC held sole voting power and sole investment power with respect to the above number of shares. City of London Investment Group, PLC held 4,222,262 of these shares, or 9.44% of the Fund's outstanding stock, through its control of City of London Investment Management Company Limited.

      Except as noted above, to the best of the Fund's knowledge, as of [July 31], 2004, no other person owned beneficially more than 5% of the Fund's outstanding stock.

Honorary Directors

Mr. Wilson Nolen serves as an Honorary Director of the Fund. Honorary Directors are invited to attend all Board meetings and to participate in Board discussions, but are not entitled to vote on any matter presented to the Board. Mr. Nolen served as a Director of the Fund from 1984 to 2000. Messrs. Tai Ho Lee, Sidney Robbins and Robert W. Lear, who were directors when the Fund began operations in 1984, serve as Emeritus Founding Directors of the Fund.

Committees of the Board -- Board Meetings

The Board of Directors of the Fund met thirteen times during the fiscal year ended June 30, 2004. Each Director attended at least 75% of the total number of meetings of the Board of Directors and of all committees of the Board on which he or she served as a regular member.

The Board of Directors seeks to have at least a majority of its members present at annual stockholder meetings. At the Fund's last annual stockholder meeting on October 1, 2003, all Directors except Mr. Yun attended in person, and Mr. Yun attended by telephone.

The Board of Directors, in addition to an Executive Committee, has an Audit Committee, a Valuation Committee and a Committee on Independent Directors.

Audit Committee

The Board has an Audit Committee, consisting of those Directors who are not interested persons of the Fund or of the Investment Manager ("Independent Directors") as defined in the 1940 Act, which met five times during the fiscal year ended June 30, 2004. The members of the Audit Committee are independent, as independence is defined in the listing standards of the New York Stock Exchange, Inc. In addition to approving the selection, retention, compensation and termination of the Fund's independent registered public accounting firm, the Audit Committee reviews with management and the independent registered public accounting firm for the Fund, among other things, the scope of the audit and the controls of the Fund and its agents, reviews and discusses with management the Fund's annual audited financial statements, reviews the independent registered public accounting firm's required communications regarding the scope and results of the audit that may assist the Audit Committee in overseeing management's financial reporting and disclosure process, reviews and approves in advance the type of services to be rendered by the independent registered public accounting firm, recommends to the Board for its approval the selection of the independent registered public accounting firm, reviews matters related to the independence of the Fund's independent registered public accounting firm and in general considers and reports to the Board on matters regarding the Fund's accounting and bookkeeping practices.

Audit Committee's Pre-Approval Policies and Procedures. The Audit Committee must approve the engagement of the independent registered public accounting firm to provide audit or non-audit services to the Fund and non-audit services to DeIM or its control affiliates that relate directly to the Fund's operations and financial reporting prior to the commencement of any such engagement. In addition, the independent registered public accounting firm must notify the Fund's Audit Committee not later than the Audit Committee's next meeting if the independent registered public accounting firm enters into an engagement to provide audit or non-audit-related services to DeIM or its control affiliates that are not for services to the Fund or services that relate directly to the Fund's operations and financial reporting whose projected fees are in excess of $25,000. Such notification must include a general description of the services awarded, the entity that is to be the recipient of such services, the timing of the engagement, the entity's reason for selecting the independent accounts, and the projected fees.

The Audit Committee's duties are described in the Audit Committee's charter, which was adopted by the Board of Directors and which is attached to this Proxy Statement as Appendix A.

At a meeting held on July 7, 2004, the Audit Committee and the Board of Directors of the Fund, including a majority of the Independent Directors, selected PricewaterhouseCoopers LLP to act as the independent registered public accounting firm for the Fund for the fiscal year ending June 30, 2005. The Fund's financial statements for the fiscal years ended June 30, 2004 and June 30, 2003 and for the six-month periods ended December 31, 2003 and December 31, 2002 were audited by PricewaterhouseCoopers LLP. The following table sets forth the aggregate fees billed for professional services rendered by PricewaterhouseCoopers LLP:

                                                      Audit-Related Fees              Non-Audit Fees
-------------------------------------------------------------------------------------------------------------
  Fiscal Year     Audit Fees^1      Tax Fees          Fund       DeIM-Related        Fund       DeIM-Related
     Ended
-------------------------------------------------------------------------------------------------------------
 June 30, 2003
-------------------------------------------------------------------------------------------------------------
 June 30, 2004
-------------------------------------------------------------------------------------------------------------

The fees disclosed in the table above under the caption "Audit Fees" are the aggregate fees billed for each of the last two fiscal years for professional services rendered for the audits of the Fund's annual and semi-annual financial statements and review of financial statements included in the registrant's N-CSR and for services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements for those fiscal years. The fees disclosed under the caption "Audit-Related Fees" are the aggregate fees billed in each of the last two fiscal years for assurance and related services that are reasonably related to the performance of the audit or review of the Fund's financial statements and are not reported under "Audit Fees." "Tax Fees" are the aggregate fees billed in each of the last two fiscal years for professional services rendered for tax compliance and tax return preparation. "Non-Audit Fees" are the aggregate fees billed in each of the last two fiscal years for products and services provided, other than the services described above. "Non-Audit Fees" were billed for services in connection with risk management, tax services and process improvement/integration initiatives for DeIM and other related entities that provide support for the operations of the Fund. "DeIM-Related Fees" includes fees billed for services, if any, in each of the last two fiscal years to DeIM and all entities controlling, controlled by, or under common control with DeIM that provide ongoing services to the Fund. For engagements entered into on or after May 6, 2003, the Audit Committee pre-approved all non-audit services that PricewaterhouseCoopers LLP provided to DeIM and DeIM-related entities that related directly to the Fund's operations and financial reporting.

The aggregate non-audit fees billed by PricewaterhouseCoopers LLP to the Fund, DeIM and entities controlling, controlled by or under common control with DeIM that provide services to the Fund for each of the Fund's last two fiscal years were $12,795,300 for the fiscal year ended June 30, 2003 and $___ for the fiscal year ended June 30, 2004. The Fund's Audit Committee gave careful consideration to the non-audit related services provided by PricewaterhouseCoopers LLP to the Fund, DeIM and entities controlling, controlled by or under common control with DeIM that provide ongoing services to the Fund, and, based in part on certain representations and information provided by PricewaterhouseCoopers LLP, determined that the provision of these services was compatible with maintaining PricewaterhouseCoopers LLP's independence.

Representatives of PricewaterhouseCoopers LLP are not expected to be present at the Meeting, but will be available by telephone to respond to appropriate questions and to make a statement if they wish to do so.

Audit Committee Report

In connection with the audited financial statements as of and for the fiscal year ended June 30, 2004 included in the Fund's Annual Report for the fiscal year ended June 30, 2004 (the "Annual Report"), at a meeting held on August 18, 2004, the Audit Committee considered and discussed the audited financial statements with management and the independent registered public accounting firm, and discussed the audit of such financial statements with the independent registered public accounting firm.

The Audit Committee also discussed with the independent registered public accounting firm the matters required to be discussed by Statement On Auditing Standards No. 61 (Communications with Audit Committees). The independent registered public accounting firm provided to the committee the written disclosure and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with representatives of the independent registered public accounting firm their firm's independence.

The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not employed by the Fund for accounting, financial management or internal control. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the independent accountants. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not provide assurance that the audit of the Fund's financial statements has been carried out in accordance with the standards of the Public Company Accounting Oversight Board (United States) or that the financial statements are presented in accordance with accounting principles generally accepted in the United States of America.

Based on its consideration of the audited financial statements and the discussions referred to above with management and the independent registered public accounting firm and subject to the limitation on the responsibilities and role of the Audit Committee set forth in the Audit Committee's Charter and those dis cussed above, the Audit Committee of the Fund recommended to the Board of Directors of the Fund that the audited financial statements be included in the Fund's Annual Report.

The Audit Committee consists of Messrs. Froewiss (Chairman), Callander, Luers, Nogueira and Yun, and Dr. Purcell.

Committee on Independent Directors

The Board has a Committee on Independent Directors consisting of the Independent Directors. The Committee met twice during the fiscal year ended June 30, 2004.

The primary purposes and responsibilities of the Committee are (i) to identify individuals qualified to become members of the Board in the event that a position is vacated or created; (ii) to recommend for the Board's selection the Director nominees for the next annual meeting of stockholders; (iii) to set any necessary standards or qualifications for service on the Board; (iv) to review and evaluate the compensation practices of the Independent Directors and to recommend any changes thereto to the Board; (v) to determine the policies governing retirement of all Independent Directors; (vi) to perform periodic evaluations of the effectiveness of the Independent Directors; and (vii) to consider such other matters of special relevance to the Independent Directors. The Committee met on April 7, 2004 to recommend the nominees for Independent Directors presented in this proxy statement.

The Committee on May 10, 2004 met to recommend successors to fill vacancies that would be created when Richard Hale, in connection with his forthcoming retirement from the Investment Manager, submitted his resignation as a Class I Director and Chairman of the Board of the Fund. To fill these vacancies, at the recommendation of the Committee, the Board elected Mr. Callander, the Chairman of the Committee on Independent Directors, as Chairman of the Board. The Board believes that its election of an Independent Director as Chairman reaffirms the Board's long-standing commitment to strong, independent oversight of the Fund's operations, and to progressive governance practices that seek to protect and serve the interests of all Fund stockholders. At the Committee's recommendation, the Board also appointed Mr. Esposito as a director in Class I and as Vice Chairman of the Board.

The Committee requires that Director candidates have a college degree or equivalent business experience. The Committee may take into account a wide variety of factors in considering Director candidates, including (but not limited to): (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board, (ii) relevant industry and related experience, (iii) educational background, (iv) financial expertise, (v) an assessment of the candidate's ability, judgment and expertise and (vi) overall diversity of the Board's composition.

The Board of Directors has adopted a written charter for the Committee on Independent Directors, which is attached to this Proxy Statement as Appendix B.

The Committee will consider and evaluate nominee candidates properly submitted by stockholders on the same basis as it considers and evaluates candidates recommended by other sources. Appendix A to the charter (which is part of Appendix B hereto), as it may be amended from time to time by the Committee, sets forth procedures that must be followed by stockholder to properly submit a nominee candidate to the Committee. Recommendations not properly submitted in accordance with Appendix A to the charter will not be considered by the Committee. In order to be considered by the Committee for the 2005 annual meeting, a submission should be made by [April __, 2005.]

Executive Committee

The Executive Committee is empowered, and the Directors have delegated to such Committee, all of the powers of the Directors that are not otherwise delegated and that may lawfully be exercised by an executive committee. The Executive Committee is authorized to act when the full Board of Directors is not in session. Messrs. Callander, Esposito and Froewiss are members of the Executive Committee. The Executive Committee did not meet during the fiscal year ended June 30, 2004.

Valuation Committee

The Valuation Committee monitors the valuation of portfolio securities and other investments and, as required by the Fund's valuation policies when the full Board is not in session, determines the fair value of certain illiquid and other portfolio holdings after consideration of all relevant factors, which determinations are reported to the full Board. Messrs. Callander, Esposito and Froewiss are the members of the Valuation Committee, with Mr. Luers as an alternate. The Valuation Committee met once during the fiscal year ended June 30, 2004.

Stockholder Communications with Directors

The Fund has established procedures for stockholders to send communications to the Board of Directors. Communications should be sent in writing to the Board of Directors of The Korea Fund, Inc., c/o John Millette, Secretary to the Fund, 345 Park Avenue, New York, New York 10154. The Secretary of the Fund then will promptly forward copies of all written correspondence to the Directors.

Executive Officers

The following persons are Executive Officers of the Fund:

Name (Age)                                  Present Office with the Fund;               Year First Became
                                         Principal Occupation or Employment^1               an Officer^2
-----------------------------------------------------------------------------------------------------------
Julian F. Sluyters (44)       President and Chief Executive Officer; Managing                  2004
                              Director, Deutsche Asset Management (since May 2004);
                              President and Chief Executive Officer of The Brazil
                              Fund, Inc., Scudder Global High Income Fund, Inc. and
                              Scudder New Asia Fund, Inc. (since May 2004); Chief
                              Executive Officer of the Scudder Funds (203 funds);
                              President and Chief Executive Officer, UBS Fund Services
                              (2001-2003); Chief Administrative Officer (1998-2001)
                              and Senior Vice President and Director of Mutual Fund
                              Operations (1991-1998) UBS Global Asset Management.
Kate Sullivan D'Eramo (47)    Assistant Treasurer; Director of Deutsche Asset                  2003
                              Management.
Kevin M. Gay (44)             Assistant Treasurer; Vice President of Deutsche Asset            2004
                              Management (since 2002); prior thereto, a Vice President
                              and Director of PFPC, Inc. or its predecessor
                              organization (1994-2002).
John J. Lee (46)              Vice President; Managing Director of Deutsche Asset              1994
                              Management.
John Millette (41)            Vice President and Secretary; Director of Deutsche Asset         1999
                              Management.
Caroline Pearson (42)         Assistant Secretary; Managing Director of Deutsche Asset         1998
                              Management.
Charles A. Rizzo (47)         Treasurer and Chief Financial Officer; Managing Director         2002
                              (since 2004) and Director (2000-2004) of Deutsche Asset
                              Management; prior thereto, Vice President and Department
                              Head, BT Alex. Brown Incorporated (now Deutsche Bank
                              Securities Inc.) (1998-1999); Senior Manager, Coopers
                              and Lybrand L.L.P. (now PricewaterhouseCoopers LLP)
                              (1993-1998).
Bruce A. Rosenblum (43)       Vice President and Assistant Secretary; Director (since          2002
                              2002) and Vice President (2000-2002) of Deutsche Asset
                              Management; prior thereto, partner with the law firm of
                              Freedman, Levy, Kroll & Simonds (1994-1999).
Salvatore Schiavone (38)      Assistant Treasurer; Director of Deutsche Asset                  2003
                              Management.
-----------------------------------------------------------------------------------------------------------

^1 Unless otherwise stated, all Executive Officers have been associated with DeIM, Deutsche Asset Management, or predecessor organizations for more than five years, although not necessarily in the same capacity. Messrs. Esposito, Lee, Rizzo, Rosenblum and Schiavone and Mses. D'Eramo and Pearson own securities of Deutsche Bank AG.

^2 The President, Treasurer and Secretary each hold office until the next annual meeting of the Board of Directors and until his successor has been duly elected and qualifies, and all other officers hold office in accordance with the bylaws of the Fund.

Transactions with and Remuneration of Directors and Officers

The aggregate direct remuneration incurred by the Fund for payment to Independent Directors was $183,000, including expenses, for the fiscal year ended June 30, 2004. Each such Independent Director currently receives fees, paid by the Fund, of $750 per Directors' meeting attended and an annual fee of $6,000, except the Chairman of the Board (currently Mr. Callander), who receives an annual fee of $18,000 effective May 10, 2004. Prior to May 10, 2004, Mr. Callander received an annual Director's fee of $6,000 plus an additional $2,500 annual fee for having served as the Lead Independent Director of the Independent Directors. The Chairman of the Audit Committee (currently Mr. Froewiss) receives an additional $2,500 annual fee for serving in that capacity. Each Independent Director also receives $250 per committee meeting attended (other than audit committee meetings and meetings held for the purpose of considering arrangements between the Fund and the Investment Manager or an affiliate of the Investment Manager, for which such Director receives a fee of $750). DeIM supervises the Fund's investments, pays the compensation and certain expenses of its personnel who serve as Directors and Officers of the Fund, and receives a management fee for its services. Several of the Fund's Officers and Directors are also officers, directors, employees or stockholders of DeIM and participate in the fees paid to that firm (see "The Investment Manager," page 16), although the Fund makes no direct payments to them.

The following Compensation Table provides, in tabular form, the following data:

Column (1) All Directors who receive compensation from the Fund.

Column (2) Aggregate compensation received by a Director from the Fund.

Columns (3) and (4) Pension or retirement benefits accrued or proposed to be paid by the Fund. The Fund does not pay such benefits to its Directors.

Column (5) Total compensation received by a Director from the Fund, plus compensation received from all funds managed by DeIM for which a Director serves. The total number of funds from which a Director receives such compensation is also provided in column (5). Generally, compensation received by a Director for serving on the Board of a closed-end fund is greater than the compensation received by a Director for serving on the Board of an open-end fund.

Compensation Table for the year ended December 31, 2003

------------------------------------------------------------------------------------------------------------
            (1)                   (2)                (3)                 (4)                  (5)
                                                                                    Aggregate Compensation
                                                                                    as a Director/Trustee
                                                                                    of the Fund and Other
                                            Pension or                              Scudder Funds
                             Aggregate      Retirement Benefits  Estimated Annual
 Name of Person,             Compensation   Accrued as Part of   Benefits Upon      Paid by     Paid by
 Position                    from the Fund  Fund Expenses        Retirement         Funds       DeIM*
------------------------------------------------------------------------------------------------------------
Robert J. Callander,         $18,500        N/A                   N/A               $64,250     $3,000*
Director                                                                            (4 funds)
Kenneth C. Froewiss,         $18,500        N/A                   N/A               $65,750     $3,000*
Director                                                                            (4 funds)
William H. Luers,            $16,000        N/A                   N/A               $55,750     $3,000*
Director                                                                            (4 funds)
Ronaldo A. da Frota          $16,000        N/A                   N/A               $61,750     $3,000*
Nogueira, Director                                                                  (4 funds)
Susan Kaufman Purcell,       $15,250        N/A                   N/A               $53,500     $3,000*
Director                                                                            (4 funds)
Kesop Yun,                   $14,500        N/A                   N/A               $54,250     $3,000*
Director                                                                            (4 funds)
------------------------------------------------------------------------------------------------------------

* DeIM paid the fees of Independent Directors for attendance at a meeting to discuss and approve the delegation of certain fund accounting and related services to State Street Bank and Trust Company.

Required Vote

Election of each of the listed nominees for Director requires the affirmative vote of the holders of a majority of the shares present in person or by proxy and entitled to vote thereon. If a nominee does not receive the required vote, the director holding over shall continue as a director until his or her successor is elected and qualifies. Your Fund's Directors recommend that stockholders vote FOR each of the listed nominees.

The Investment Manager

Under the supervision of the Board of Directors of the Fund, DeIM, with headquarters at 345 Park Avenue, New York, New York, makes the Fund's investment decisions, buys and sells securities for the Fund and conducts research that leads to these purchase and sales decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds and provide a full range of investment advisory services to institutional and retail clients. The Fund's investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is the marketing name in the U.S. for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company. Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles. DeIM is an indirect wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

The Investment Manager, the predecessor of which is Scudder, Stevens & Clark, Inc. ("Scudder"), is one of the most experienced investment counseling firms in the U.S. It was established as a partnership in 1919 and pioneered the practice of providing investment counsel to individual clients on a fee basis. In 1928 it introduced the first no-load mutual fund to the public. In 1953, Scudder introduced Scudder International Fund, Inc., the first mutual fund available in the U.S. investing internationally in securities of issuers in several foreign countries. The predecessor firm reorganized from a partnership to a corporation on June 28, 1985. On December 31, 1997, Zurich Insurance Company ("Zurich") acquired a majority interest in Scudder, and Zurich Kemper Investments, Inc., a Zurich subsidiary, became part of Scudder. Scudder's name changed to Scudder Kemper Investments, Inc. On January 1, 2001, the Investment Manager changed its name from Scudder Kemper Investments, Inc. to Zurich Scudder Investments, Inc. On April 5, 2002, 100% of the Investment Manager was acquired by Deutsche Bank AG and the Investment Manager changed its name to Deutsche Investment Management Americas Inc.

DeIM is a Delaware corporation. 1Evelyn Tresset, 280 Park Avenue, New York, NY 10017, is a Director and Chief Operating Officer; William N. Shiebler, 280 Park Avenue, New York, NY 10017, is a Director, President and Chief Executive Officer; Jeffrey S. Wallace, 280 Park Avenue, New York, NY 10017, is a Director, Chief Financial Officer and Treasurer; William G. Butterly, II, 1251 Avenue of the Americas, New York, NY 10020, is Secretary, Chief Legal Officer and General Counsel; Stephen R. Burke and Thomas F. Eggers, each of 1325 Avenue of the Americas, New York, NY 10019, Leo P. Grohowski, 345 Park Avenue, New York, NY 10154 and Gloria S. Nelund, 300 South Grand Avenue, Los Angeles, CA 90071, each is an Executive Vice President; and Philip W. Gallo, 1251 Avenue of the Americas, New York, NY 10020, is the Chief Compliance Officer.


The Subadvisor

On April 3, 2002, the Directors of the Fund approved a Research and Advisory Agreement between DeIM and the Korean Advisor, a wholly owned subsidiary of Deutsche Bank, which serves as subadvisor to the Fund. The address of the Korean Advisor and the principal business address of each director and principal officer, as it relates to his or her duties at the Korean Advisor, is 19F, Youngpoong Building, 33, Seorin-Dong, Chongro-ku, Seoul, Korea 110-752. The Korean Advisor is registered with the SEC as an investment advisor under the Investment Advisers Act of 1940, as amended, and began serving as subadvisor to the Fund on July 9, 2002. The Korean Advisor renders investment advisory and management services with regards to that portion of the Fund's portfolio allocated to the Korean Advisor by DeIM.

The principal occupations of each director and principal executive officer of the Korean Advisor are set forth below. No Directors or officers of the Fund are employees, officers, directors or shareholders of the Korean Advisor.

                                                       Position with the Korean
                                                             Advisor and
Name                                                     Principal Occupation
--------------------------------------------------------------------------------
Yong-Il Shin                                                   Director

Chang-Geun Nam                                                 Director

Jae-Heon Lee                                                   Director

Jin-Kwon Chung                                                 Director
--------------------------------------------------------------------------------

PROPOSAL 2: STOCKHOLDER PROPOSAL

The Fund's Independent Directors unanimously oppose, and urge all stockholders to vote AGAINST, Proposal 2. The Independent Directors believe Proposal 2 is contrary to the best interests of the Fund.

The President and Fellows of Harvard College has submitted the following proposal for inclusion in this proxy statement:

That the investment management agreement, between the Fund and Deutsche Investment Management Americas Inc., as currently in effect on the date hereof, be terminated immediately.

STATEMENT:

President and Fellows of Harvard College ("Harvard") has been a shareholder of the Fund for more than 4 years. We currently own almost 10 million shares, more than 22.2% of the Fund. We have communicated with Deutsche Investment Management Americas, Inc. ("DeIM"), the Funds manager, several times regarding the discount of the Fund's shares from their net asset value. Last December, we met with the Fund's Board and representatives of DeIM. We discussed the discount and ways in which the Fund might reduce or eliminate the discount. We believe that a large discount is unacceptable, and that the Board has several viable alternatives to reduce or eliminate the discount.

Instead of implementing one of these viable alternatives, early this year the Fund announced a tender offer for up to 10% of its shares at 95% of its then current net asset value, with a program for up to two additional similar tender offers in the following years if the discount exceeded 15%. We believe this program is totally inadequate and brings to light the severe conflicts that exist between Fund shareholders and DeIM.

Had DeIM formulated a substantial tender offer for up to 50% or more of the Fund's shares and made the offering price net asset value rather than a discount from net asset value, we believe DeIM truly would have created value for shareholders. That tender offer, however, also would have resulted in a loss in fees for DeIM since its fees are based on the size of the Fund. Clearly, DeIM chose preservation of its interests over the interests of shareholders. DeIM could not have followed this path without the approval of the Fund's Board. We ask why the Board has gone along with DeIM.

We believe the Fund's performance is ordinary when compared to Korean securities indices, MSCI (Morgan Stanley Capital International), IFC (International Finance Corporation) and KOSPI (Korea Composite Index). While rules of the Korean securities markets under which the Fund operates limit its ability to repatriate capital, DeIM has not made any effort to obtain relief from those rules. The Korean securities market has matured exponentially since the inception of the Fund. Harvard believes the Fund readily could have obtained relief from those rules. Others have. Even with the rules, DeIM and the Board could have done much better than the program they announced.

We believe that DeIM has undue influence over the Board and that shareholders will not get management responsive to shareholder interests unless DeIM is removed as the Fund's manager. Accordingly, Harvard has submitted a proposal to terminate DeIM's investment management agreement with the Fund, effective immediately. Upon the termination of the management agreement, DeIM's research and advisory agreement with its subadvisor, Deutsche Investments Trust Management Company Limited, shall automatically terminate in accordance with its terms.

                        RESPONSE TO STOCKHOLDER PROPOSAL

Your Board of Directors opposes this proposal and urges you to vote AGAINST Proposal 2 because the Board believes that the Fund has had excellent performance under the Manager and that adoption of the proposal could harm the Fund and your investment in the Fund:

THE FUND HAS HAD EXCELLENT PERFORMANCE UNDER THE MANAGER. The Fund has achieved superior investment performance as an investor in Korean securities, consistent with the Fund's objective of long-term capital appreciation through investments in such securities. Your Directors -- only one of whom is affiliated with the Investment Manager -- believe the Fund's strong investment results reflect the skill and experience of the Investment Manager, its intimate knowledge of the Korean market and its large research capability and other resources on the ground in Korea. These attributes, coupled with the Fund's organization as a closed-end fund, have helped the Fund invest early in small capitalization stocks that have outperformed large capitalization stocks in Korea in each of the last seven years, which in turn has boosted Fund performance. The Fund has consistently outperformed its benchmark, the Korea Composite Index (the "KOSPI"), and has outperformed its closed- and open-end fund peers in almost all of the periods listed below.

The Korea Fund Inc.'s Superior Performance (As of June 30, 2004)

               YTD
           (cumulative)     1 Year         3 Year         5 Year        10 Year
--------------------------------------------------------------------------------
Korea
Fund*          2.52          24.15         21.18           8.58           5.07
--------------------------------------------------------------------------------
KOSPI           .48          21.67         15.88          -1.29          -5.22
--------------------------------------------------------------------------------
Korea
Equity
Fund**        -3.85          26.44         17.59          -2.14          -5.79
--------------------------------------------------------------------------------
Matthews
Korea***       2.65          24.10         24.87           6.01           N/A
--------------------------------------------------------------------------------
Fidelity
Adv.
Korea-A***    -3.35          18.57         15.90          -1.64           N/A
--------------------------------------------------------------------------------

Source: Deutsche Asset Management; Bloomberg; Web Sites

*    Information for all funds is based on net asset values.

**   Closed-end fund

***  Open-end fund

The Fund also has a lower expense ratio than each of the funds listed above:

Fund Expense Ratio
--------------------------------------------------------------------------------
Fund                                                      Expense Ratio (%)

Korea Fund*                                                     1.256

Korea Equity Fund**                                              2.53

Matthews Korea***                                                1.50

Fidelity Adv. Korea-A**                                          1.99
--------------------------------------------------------------------------------

*    For the year ended 12/31/03

**   For the year ended 4/30/04

***  For the six months ended 2/29/04, on an annualized basis

THE FUND'S BOARD HAS TAKEN SUBSTANTIAL STEPS TO ADDRESS THE DISCOUNT. As the Proponent, a frequent buyer and seller of shares of closed-end funds, is well aware, there are no easy solutions to the discount to net asset value at which shares of closed-end funds such as the Fund trade. How well investors have done with their investment in the Fund is measured not by the discount, but by total return on investment. By that measure, all stockholders have benefited from the Fund's strong performance. Nonetheless, certain stockholders have expressed concern about the discount. In response to such concerns, the Fund has taken major steps to address the discount. These steps include:

o In 2001, a large special in-kind dividend. The Fund's stockholders received in that dividend portfolio securities with a market value equal to 10% of the Fund's total net assets at the time.

o Purchasing shares of the Fund pursuant to the Fund's Dividend Reinvestment Plan and in other market purchases.

o In January and February 2004, the Fund successfully conducted a tender offer for 10% of its outstanding shares at a price of 95% of net asset value.

o At the same time, the Board approved a program of making additional repurchase offers in the first quarter of 2005 and the first quarter of 2006. Each additional repurchase offer will be for 10% of the Fund's shares at a price of 95% of net asset value and will be made, subject to fiduciary and other applicable requirements, if the Fund's shares trade on the New York Stock Exchange at an average weekly discount from net asset value greater than 15% during a 13-week measuring period ending the preceding December 31.

Contrary to the Proponent's assertion that the Investment Manager has undue influence on the Board, the Board is overwhelmingly made up of Independent Directors. Of the Fund's seven directors, all but one are unaffiliated with the Fund's Manager. The Chairman of the Board is an Independent Director. The Independent Directors are advised by their own counsel and meet separately with their counsel each time that the Board meets. In adopting measures to address the discount, the Board has considered the best interests of the Fund and its stockholders -- not just the views of the Proponent.

The Board authorized the tender offer and the program for future tender offers after a thorough special review, initiated in April 2003, of alternatives to enable shareholders to realize value near net asset value for at least a portion of their shares. During that review, the Independent Directors and the Board considered, among other alternatives, whether it would be in the best interests of the Fund to become an open-end fund, to convert to an interval fund making regular large repurchases of shares, or to liquidate. The Independent Directors and the Board also considered the Fund's record of performance under the Manager, and the prospects for further growth through investment in Korean equity securities.

The Board continues to monitor the discount and to consider ways to address it that are in the best interests of the Fund and its stockholders.

PROPONENT'S INTERESTS DIFFER FROM THOSE OF OTHER STOCKHOLDERS. The Board has welcomed and considered carefully the views of the Proponent. Indeed, the full Board met with the Proponent to hear its views. At that meeting the Proponent -- which owns stock in many closed-end funds -- said that it had never previously met with the full board of a closed-end fund in which it had invested.

The Board believes, however, that Proponent's interests differ in major respects from the interests of other stockholders who have invested in the Fund consistent with its objective of long-term capital appreciation.

The Proponent engages in arbitrage and hedging. As the President of the Proponent's investment manager stated recently, "We look for mispricings among similar securities, arbitrage-type situations."^1 In December 2003, the Proponent told the Fund's Board in substance that, to the extent the Fund invested in smaller cap stocks rather than in stocks included in the index, such investments would cause "tracking errors" in the Proponent's hedging strategies because the index was the Proponent's way of hedging its position in the Fund. Yet as shown above, with the benefit of the Manager's investment experience and skill, by including smaller-cap stocks in its portfolio the Fund has consistently outperformed the Korea stock market index. The Investment Manager believes that investing in smaller cap stocks, and investing in larger stocks in ways that do not mirror their weighting in the index, have contributed significantly to the Fund's strong investment performance.

In addition, the Proponent has suggested to the Fund that the Board approve a tender offer, as the Proponent notes in its statement, for up to "50% or more of the Fund's shares." It has also suggested that the Fund become an interval fund and make regular tender offers for its shares. While these changes might assist the Proponent in its arbitrage and hedging strategies, they could materially harm the Fund and its stockholders interested in achieving the Fund's stated investment objective of long-term capital appreciation through investing in Korean securities. In the Board's view, possible adverse effects could include:

o The likely downward pressure on the value of portfolio securities and on the Fund's net asset value if large percentages of the Fund's portfolio securities were disposed of in a short period of time to fund any such distributions and in a relatively illiquid market such as the Korea Stock Exchange.

o The likely material increase in the Fund's expense ratio that would accompany a large reduction in the Fund's assets. Example: Starting in 2002, The Mexico Fund undertook large repurchases of its own shares after Harvard in 2000 announced its intent to submit a proposal to terminate that fund's investment advisor. The fund's net assets fell from $940 million as of April 30, 2002 to $270 million as of October 31, 2003. Its expense ratio rose from 1.45% to 1.92% in the same period.

o The probability that, unless repurchases of shares were paid for with portfolio securities and the Fund were able to receive a favorable tax ruling from the Internal Revenue Service, large share repurchases would involve the realization of large capital gains by the Fund. That realization of capital gains would generate taxable capital gains distributions to the Fund's stockholders, as well as the need for additional capital gains distributions to maintain the Fund's tax status as a registered investment company.

o The further increase in expense ratio likely to result from the further reduction in the Fund's assets as a result of these additional gains distributions.

o The adverse effect on the liquidity of the Fund's shares that could result from a substantial reduction in the Fund's publicly traded shares.

TERMINATION OF THE MANAGER LIKELY WILL HARM THE FUND'S PERFORMANCE AND INCREASE EXPENSES. The Board believes that the Manager has achieved superior investment results for the Fund and its stockholders, and continues to be well qualified to manage the Fund. The Independent Directors believe few investment managers have experience and capabilities in researching and selecting investments in Korea that are comparable with those of the Manager. There can be no assurance that a new investment manager would be able to provide the excellent performance that the Manager has been able to achieve.

Termination of the investment advisory agreement would not by itself result in the elimination of the discount, and there is no evidence that it would materially affect the discount in the long term. Many closed-end country funds trade at a discount. The Board believes it is far more likely that termination of the investment advisory agreement would harm the Fund and all of its stockholders by causing significant uncertainty and disruption of the Fund's investment process. That would likely harm the Fund's investment performance and cause the Fund to incur significant additional and unnecessary expenses. These results would be adverse to the interests of stockholders.

Upon termination of the agreement, the Board would have to make new investment advisory arrangements, which would have to be approved by stockholders. That would involve delays, uncertainties and large expenses, to the detriment of the Fund and its stockholders. Additional expenses would include the costs associated with holding special meetings of the Board of Directors, a special meeting of the Fund's stockholders and increased charges by existing service providers to accommodate the transition.

------------------------

^1 See Karen W. Arenson, "Investment Gains Lift Endowments at Leading Colleges," N.Y. TIMES, September 28, 2003, at 34.

The Board believes termination of the investment advisory agreement would involve the certainty of harm to the Fund and its stockholders though disruption and expense with no assurance whatsoever of any countervailing benefit - or indeed of being able to find a manager as knowledgeable about investing in Korean securities and as likely to deliver strong investment results as is the Manager.

FOR THESE REASONS, THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE AGAINST PROPOSAL 2.

Required Vote

Approval of the proposal requires the affirmative vote of holders of 67% of the Fund's shares that are present at the meeting (in person or by proxy), if holders of more than 50% of the outstanding voting shares of the Fund are present at the meeting or represented by proxy or, if less, more than 50% of the Fund's outstanding shares. Your directors recommend that you vote AGAINST the proposal. Your proxy will be so voted unless you specify otherwise.

Dissident Nominations

The Mellon Trust of Delaware NA TTEE, Emerging Markets Country Fund ("Mellon"), the record holder of Fund shares beneficially owned by City of London Investment Management Company Limited ("CLIM"), has written the Fund that, at the discretion of CLIM, it intends to nominate two persons for election as directors of the Fund at the Annual Meeting. The Board urges you to vote AGAINST City of London's proposed nominees. The Board believes the City of London proposed nominees have interests that differ from those of other stockholders and are less qualified than the Board's nominees to supervise the Fund. The Board urges you to discard and not to sign or send in any proxy card City of London sends to you.

City of London

Mellon is the record holder of shares of the Fund for certain entities related to the City of London that, on February 17, 2004, filed a Schedule 13D with the Securities and Exchange Commission reporting beneficial ownership of 6.95% of the Fund's shares.

According to the Schedule 13D, the entities comprising the City of London group are:

o  CLIM is an emerging markets fund manager.

o CLIM is controlled by City of London Investment Group PLC ("CLIG" and together with CLIM, "City of London" or "CL"). CLIG provides investment advisory services to segregated accounts and various public and private investment funds including the Emerging Markets Country Fund.

By letter dated July 8, 2004, Mellon informed the Fund of its intent to nominate two persons for election as directors at the Annual Meeting: Julian Reid and Chris Russell. Appendix C contains information furnished by Mellon about the City of London nominees.

Performance of the Fund; Adverse Interests of the City of London

The Fund seeks long-term capital appreciation through investment primarily in equity securities of Korean issuers. The Fund has done well for its stockholders in pursuit of this investment objective, both over the calendar year 2003 and over longer periods. The Fund has consistently outperformed its benchmark, the KOSPI, and has outperformed its closed-end and open-end fund peers during most periods for the past ten years. See "Response to Stockholder Proposal."

Your Board believes CL and its nominees may have interests and objectives that differ dramatically from the Fund's investment objective, which is long-term capital appreciation through investment in Korean equity securities. CL, in its dealings with other closed-end funds, appears to be more interested in arbitrage opportunities than achieving long term capital appreciation. For example:

o In 2002, CL helped to pressure the Asia Tigers Fund to adopt an interval-fund structure when it filed a 13D stating that it would vote for a proposal by Harvard to terminate the fund's investment advisor and that it might support other proposals to open-end, liquidate, or convert the fund to interval status. Since the Asia Tigers Fund has conducted quarterly tender offers, its net assets fell from $139 million (as of April 30, 2002) to $88 million (as of April 30, 2004); its expense ratio rose from 1.58% to 2.10%.

o CL also helped pressure India Growth Fund Inc. to liquidate in 2003 when it filed a 13D stating that it believed the fund should commit to enhance shareholder value by "whatever means necessary, ...(e.g., open-ending..., liquidation, conversion to interval fund status, conversion to an index-based exchange-traded fund..., termination of the investment management agreement)."

Qualifications of the City of London Nominees

We believe that the City of London nominees are less well qualified than the Fund's candidates to serve as directors of the Fund.

One City of London nominee, Julian Reid, lists as a principal occupation being Chief Executive Officer of 3a Asset Management Ltd. 3a Asset Management is a Mauritius company. Mr. Reid is Chairman and President of Saffron Fund (formerly Jardine Fleming India Fund) which is proposing to be liquidated, in part because of its high expense ratio (3.48% for the year ended November 2003). Mr. Reid has also, since 1997, been a director of JF China Region Fund, Inc., which has shrunk dramatically in size in a series of self tender offers and has undergone a marked increase in its expense ratio, which was 2.54% -- more than twice that of the Korea Fund -- for the year 2003.

The information submitted to the Fund by City of London does not indicate any experience on the part of Mr. Reid or City of London's other nominee, Chris Russell, with investing in Korean securities or being a director of a company that invests primarily in Korea.

Risks of City of London's Program

Although CL has never clearly said what it wants the Fund to do, CL, in its 13D of February 17, 2004 and its letter to the Fund dated February 27, 2004, appears to be advocating large repurchases by the Fund of its own shares. We believe that unduly large self-tenders would harm the Fund and its long-term investment results in the ways listed in "Response to Stockholder Proposal," including harming investment performance, adversely affecting market prices of the Fund's portfolio securities, increasing taxes of Fund stockholders, and increasing the Fund's expense ratio.

In its February 13D, CL also suggests the Board should consider the alternative of liquidating the Fund. In our view, liquidating the Fund -- while it might benefit arbitrageurs -- would not be in the best interests of Fund shareholders interested in the Fund's objective of long-term capital appreciation through investing in Korean securities. Liquidation would terminate the existence of the Fund -- an investment vehicle that has regularly achieved for its stockholders investment results that have been significantly better than the performance of the benchmark KOSPI index. Moreover, given the Fund's size and its investment in smaller-cap and mid-cap stocks, and the taxes and expenses associated with liquidation, we believe that liquidation of the Fund would be likely to produce for Fund stockholders less than Fund NAV before liquidation.

Your Board, including Dr. Purcell and Mr. Esposito, regularly and carefully reviews not only the Fund's investment performance, but also the discount at which Fund shares have traded from net asset value. The Board intends to continue to explore whether there are measures that could address the discount, consistent with the Fund's investment objective and without harming the Fund's investment performance. In light of the Fund's record of achieving long-term capital appreciation, the Board and its candidates do not believe that excessive self-tenders would be in the best interests of the Fund and its stockholders.

Candidates' Commitment to Good Corporate Governance

The Fund's candidates are members of a Board that has demonstrated its commitment to good corporate governance:

o On May 10, the Board appointed the Chairman of the Committee on Independent Directors to be Chairman of the Board. This reaffirms the Board's long-standing commitment to:

     -    strong, independent oversight of the Fund's operations; and

     - progressive governance practices that seek to protect and serve the interests of the Fund and its stockholders.

o The overwhelming majority of the Fund's directors (currently six out of seven) have always been independent directors, not affiliated with the Fund's investment manager.

o The Fund's Nominating and Audit Committees are comprised solely of independent directors.

Experience of Candidates

The Board believes its nominees are well qualified to promote the objectives of the Fund as a vehicle to invest for long-term capital appreciation in Korean stocks. Each of the existing directors who is being proposed for re-election by the Fund has the necessary depth of experience to represent the best interest of ALL of the Fund's shareholders.

Susan Kaufman Purcell is Vice President of the Council of the Americas and the Americas Society. Dr. Purcell has also been a Senior Fellow at the Council on Foreign Relations, where she directed its Latin America program, a member of the U.S. Department of State's Policy Planning Staff, a tenured professor of political science at the University of California, Los Angeles (UCLA) and a visiting professor at Columbia University. Dr. Purcell's books include "Brazil Under Cardoso," "Europe and Latin America in the World Economy," and "Latin
America: U.S. Policy After the Cold War."

Vincent J. Esposito, the Vice Chairman of the Board, is a Managing Director of Deutsche Asset Management and is the only director who is affiliated with the Fund's investment manager. He is a Vice President of Central European Equity Fund, Inc. and of the Germany Fund, and a director of three other funds managed by the Fund's investment manager. He has over 20 years of professional experience developing and building investment products and establishing global joint ventures and new business opportunities in asset management.

Other Matters

The Board of Directors does not know of any matters to be brought before the Meeting other than those mentioned in this Proxy Statement. The appointed proxies will vote on any other business that comes before the Meeting or any adjournment or postponement thereof in their discretion.

Miscellaneous

Proxies will be solicited by mail and may be solicited in person or by telephone by Officers of the Fund or personnel of DeAM. The Fund has retained Georgeson Shareholder Communications, Inc. ("Georgeson"), 17 State Street, New York, New York 10004 to assist in the proxy solicitation. Georgeson will be paid a fee not to exceed $[__] plus expenses and will employ up to approximately 30 people to solicit stockholders. Georgeson will also be reimbursed for its expenses. The costs and expenses connected with the solicitation of proxies by the Fund's Officers or Georgeson, in person or by telephone, will be borne by the Fund. The Fund will reimburse banks, brokers, and other persons holding the Fund's shares registered in their names or in the names of their nominees, for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares. Due to the City of London solicitations and counter-solicitations, expenses related to the Fund's solicitation of stockholders, in excess of those normally expended in an election of Directors, including fees for attorneys, proxy solicitors, advertising, printing, transportation and other related expenses, are expected to aggregate approximately $400,000, approximately [$60,000] of which has been spent to date.

Certain information about the employees of the Investment Manager who will be soliciting proxies on the Fund's behalf is set forth in Appendix D. Appendix E sets forth certain other information relating to the Directors and executive officers of the Fund and these employees (collectively, the "Participants").

Solicitation of proxies is being made primarily by the mailing of this Proxy Statement with its enclosures on or about August __, 2004. As mentioned above, Georgeson will assist in the solicitation of proxies.

As the meeting date approaches, certain stockholders may receive telephone calls from representatives of Georgeson if their votes have not been received. Authorization to permit Georgeson to execute proxies may be obtained by telephonic instructions or electronically transmitted instructions from stockholders of the Fund. If proxies are obtained telephonically, they will be recorded in accordance with procedures that are consistent with applicable law and that the Fund believes are reasonably designed to ensure that both the identity of the stockholder casting the vote and the voting instructions of the stockholder are accurately determined.

If a stockholder wishes to participate in a meeting, but does not wish to give a proxy by telephone, the stockholder may still submit the proxy card originally sent with this proxy statement. Should stockholders require additional information regarding the proxy or a replacement proxy card, they may contact Georgeson toll-free at 1-800-843-0369. Any proxy given by a stockholder is revocable until voted at a meeting. See "Proxy Statement -- General."

In the event that sufficient votes in favor of any proposal set forth in the Notice of this Meeting are not received by October 6, 2004, the persons named as appointed proxies on the enclosed proxy card may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the votes entitled to be cast at the session of the meeting to be adjourned. The persons named as appointed proxies on the enclosed proxy card will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such proposal. The costs of any such additional solicitation and of any adjourned session will be borne by the Fund.

Stockholder Proposals

Stockholders wishing to submit proposals for inclusion in the Fund's proxy statement for the 2005 meeting of stockholders of the Fund should send their written proposals to John Millette, Secretary of the Fund, c/o Deutsche Investment Management Americas Inc., at 345 Park Avenue, New York, New York 10154, by April __, 2005. The timely submission of a proposal does not guarantee its inclusion.

For nominations of candidates for election as Directors (other than nominations made by or at the recommendation of the Directors) or other business to be properly brought before the annual meeting by a stockholder, the stockholder must comply with the Fund's bylaws, which, among other things, require that the stockholder must give timely notice thereof in writing to the Secretary of the Fund, the stockholder must be a stockholder of record, and the notice must contain the information about the nomination or other business that is required by the Fund's bylaws. To be timely, any such notice must be delivered to or mailed by certified mail, return receipt requested, and received at the principal executive offices of the Fund not later than 90 days nor more than 120 days prior to the date of the meeting; provided, however, that if less than 100 days' notice or prior public disclosure is given or made to stockholders, any such notice by a stockholder to be timely must be so received not later than the close of business on the 10th day following the earlier of the day on which such notice of the date of the annual or special meeting was given or such public disclosure was made.

By order of the Board of Directors,

/s/John Millette

John Millette
Secretary

345 Park Avenue
New York, New York 10154

August __, 2004

                                   APPENDIX A
                              THE KOREA FUND, INC.


                            AUDIT COMMITTEE CHARTER

                             ADOPTED APRIL 7, 2004

This document constitutes the Charter of the Audit Committee (the "Committee") of the Board of Directors of The Korea Fund, Inc. (the "Fund"). The Board of Directors of the Fund (the "Board") established the Committee to provide oversight with respect to the Fund's accounting and financial reporting policies and practices.

1. Organization. The Committee shall be composed of three or more members of the Board who are not "interested persons" (as defined in the Investment Company Act of 1940) of the Fund, who do not directly or indirectly receive consulting, advisory or other compensatory fees from the Fund or from the Fund's investment adviser or its affiliates, except fees from the Fund for services as a Director, and who satisfy any independence or expertise requirements or expertise requirements of the exchange(s) on which the Fund's shares are traded.

2. Meetings. The Committee shall meet on a regular basis as necessary or appropriate, and is empowered to hold special meetings as circumstances warrant.

3.   Committee Purposes. The purposes of the Committee are as follows:

     (a) To oversee the Fund's accounting and financial reporting policies and practices, the Fund's internal controls (including disclosure controls and procedures) and, as appropriate, the internal controls of certain Fund service providers;

     (b) To oversee the quality and objectivity of the Fund's financial statements and the independent audit thereof;

     (c) To exercise direct responsibility for the appointment, compensation, retention and oversight of the work performed by the Fund's independent auditors for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Fund;

     (d) To act as a liaison between the Fund's independent auditors and the Board;

     (e) To oversee the Fund's compliance with legal and regulatory requirements; and

     (f) To prepare an audit committee report as required by Item 306 of Regulation S-K to be included in the Fund's annual proxy statement relating to the election of directors, or, if the Fund does not file a proxy statement, in the Fund's annual report filed with the Securities and Exchange Commission.

The function of the Audit Committee is oversight; it is management's responsibility to maintain or arrange for the maintenance of appropriate systems for accounting and internal controls (including disclosure controls and procedures), and the auditor's responsibility to plan and carry out a proper audit.

4. Duties and Powers. To carry out the purposes specified in Paragraph 3 above, the Committee shall have the following duties and powers:

     (a) To approve the selection, retention, compensation and termination of the Fund's independent auditors, and, in connection therewith, to evaluate and determine the terms of any engagement of the auditors (including fees) by or on behalf of the Fund, as well as to set clear hiring policies relating to the hiring by entities within the Fund's investment complex^1 of employees or former employees of the independent auditors;

     (b) To consider whether the provision of non-audit services rendered by the independent auditors to the Fund and the Fund's investment adviser and its affiliates, or any other circumstances which may arise, impair the independence of independent auditors;

     (c) To: (i) at least annually, obtain and review a report by the independent auditor describing: the firm's internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (to assess the auditor's independence) all relationships between the independent auditor and the Fund; (ii) discuss the annual audited financial statements and any interim financial statements with management and the independent auditor, including the Fund's disclosures under "Portfolio Management Review;" and (iii) discuss policies with respect to risk assessment and risk management;

     (d) To meet with the Fund's independent auditors, including private meetings as necessary or appropriate: (i) to review the arrangements for and scope of the Fund's annual audit and any special audits; (ii) to discuss any matters of concern relating to the Fund's financial statements, including any adjustments to such statements recommended by the auditors, regulatory and tax compliance matters considered in the preparation of the financial statements, or other results of said audit(s); (iii) to consider the auditors' comments with respect to the Fund's financial policies and procedures, internal accounting controls and disclosure controls and procedures, and management's responses thereto; (iv) to review the form of the opinion the auditors propose to render to the Board and Fund stockholders; and (v) to review any other reports, representations or communications from the auditors regarding matters within the Committee's scope of responsibilities under this Charter;

------------------------

^1    "Investment company complex" includes:
     -    the Fund and its investment adviser or sponsor;
     - any entity controlling, controlled by or under common control with the investment adviser or sponsor, if the entity (i) is an investment adviser or sponsor or (ii) is engaged in the business of providing administrative, custodian, underwriting or transfer agent services to any investment company, investment adviser or sponsor; and
     - any investment company, hedge fund or unregistered fund that has an investment adviser included in the definition set forth in either of the sections above.

     (e) To meet regularly with the Fund's chief financial and accounting officers, the Fund's Treasurer and the Fund's investment adviser's internal auditors, in each case to discuss any matters the Committee or such parties believe necessary or appropriate to raise, and to review and consider any reports or communications from any such parties relating to the operations of the Fund;

     (f) To review such other matters or information that the Committee believes may be relevant to the auditors, the audit engagement, or the Fund's financial policies and procedures, internal accounting controls or disclosure controls and procedures;

     (g) To establish procedures for the receipt, retention and treatment of complaints that the Fund receives regarding Fund accounting, internal accounting controls or auditing matters, and for the confidential, anonymous submissions by Fund officers or employees of Fund service providers of concerns regarding suspected fraud of any type related to the Fund, including without limitation questionable accounting or auditing matters;

     (h) To establish procedures for the prospective approval of the engagement of the independent auditors to provide: (i) audit or permissible non-audit services to the Fund, and (ii) non-audit services to the Fund's investment advisers (or any entity controlling, controlled by or under common control with a Fund investment adviser that provides ongoing services to the Fund) that relate directly to the Fund's operations and financial reporting;

     (i) To establish guidelines pursuant to which the independent auditors are required to keep the Committee apprised of any proposed new relationships between the independent auditors and the Fund's investment advisers (and their affiliates); and

     (j) To report its activities to the Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate.

5. Role of Independent Auditors. The Fund's independent auditors are ultimately accountable to the Committee, and must report directly to the Committee.

6. Resources and Authority. The Committee shall have the resources and authority necessary or appropriate for purposes of discharging its responsibilities under this Charter, including the authority to consult with counsel and/or to retain, at the Fund's expense, such other experts or consultants as the Committee deems necessary or appropriate to fulfill its responsibilities.

7. Periodic Review of Charter. The Committee shall review this Charter at least annually and recommend any changes to the Board.

                                   APPENDIX B
                              THE KOREA FUND, INC.


                       COMMITTEE ON INDEPENDENT DIRECTORS

                                    CHARTER

                             ADOPTED APRIL 7, 2004

This document constitutes the Charter of the Committee on Independent Directors (the "Committee") of the Board of Directors of The Korea Fund, Inc. (the "Fund"). The Board of Directors of the Fund (the "Board") has adopted this Charter to govern the activities of the Committee.

1. Statement of Purposes and Responsibilities. The primary purposes and responsibilities of the Committee are: (i) to identify individuals qualified to become members of the Board in the event that a position is vacated or created; (ii) to recommend for the Board's selection the Director nominees for the next annual meeting of stockholders if any is to be held; (iii) to set any necessary standards or qualifications for service on the Board; (iv) to review and evaluate the compensation practices of the Directors who are not "interested persons" of the Fund, as defined in
     Section 2(a)(19) of the Investment Company Act of 1940, as amended ("Independent Directors"), and to recommend any changes thereto to the Board; (v) to determine the policies governing retirement of all Independent Directors; (vi) to perform periodic evaluations of the effectiveness of the Independent Directors; and (vii) to consider such other matters of special relevance to Independent Directors.

2. Organization and Governance. The Committee shall be comprised of all of the Independent Directors and shall not include any members who are not Independent Directors.

     A member of the Committee may be designated by the Board as the Committee's chair (the "Lead Independent Director"). The Committee may delegate any portion of its authority or responsibilities to a sub-committee of one or more members.

     The Committee will not have regularly scheduled meetings. Committee meetings shall be held as and when the Committee or the Board determines necessary or appropriate in accordance with the Fund's By-Laws. The Chair of the Board, the Lead Independent Director or a majority of the members of the Committee are authorized to call a meeting of the Committee and send notice thereof.

     A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the action of the Committee. The Committee may also take action by written consent of a majority of the Committee members. The Committee may meet by means of a telephone conference circuit or similar communications equipment by means of which all persons participating in the meeting can hear each other.

3. Qualifications for Director Nominees. The Committee requires that Director candidates have a college degree or equivalent business experience. The Committee may take into account a wide variety of factors in considering Director candidates, including (but not limited to): (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board; (ii) relevant industry and related experience; (iii) educational background; (iv) financial expertise; (v) an assessment of the candidate's ability, judgment and expertise and (v) overall diversity of the Board's composition.

4. Identification of Nominees. In identifying potential nominees for the Board, the Committee may consider candidates recommended by one or more of the following sources: (i) the Fund's current Directors; (ii) the Fund's officers; (ii) the Fund's investment adviser(s); (iv) the Fund's stockholders (see below); and (v) any other source the Committee deems to be appropriate. The Committee may, but is not required to, retain a third party search firm at the Fund's expense to identify potential candidates.

5. Consideration of Candidates Recommended By Stockholders. The Committee will consider and evaluate nominee candidates properly submitted by stockholders on the same basis as it considers and evaluates candidates recommended by other sources. Appendix A to this Charter, as it may be amended from time to time by the Committee, sets forth procedures that must be followed by stockholders to properly submit a nominee candidate to the Committee (recommendations not properly submitted in accordance with Appendix A will not be considered by the Committee).

            Appendix A to Committee on Independent Directors Charter

            Procedures for Stockholders to Submit Nominee Candidates

                             Adopted April 7, 2004

A Fund stockholder must follow the following procedures in order to properly submit a nominee recommendation for the Committee's consideration.

1. The stockholder must submit any such recommendation (a "Stockholder Recommendation") in writing to the relevant Fund, to the attention of the Secretary, at the address of the principal executive offices of the Fund.

2. The Stockholder Recommendation must be delivered to, or mailed by certified mail, return receipt requested to and received at, the principal executive offices of the Fund at least 120 calendar days before the anniversary of the date on which the Fund's proxy statement was released to stockholders in connection with the previous year's annual meeting.

3.   The Stockholder Recommendation must include:

     (a) a statement in writing setting forth (i) the name, age, date of birth, business address, residence address, principal occupation or employment, and nationality of the person recommended by the stockholder (the "candidate"); (ii) the class or series and number of all shares of the Fund owned of record or beneficially by the candidate, as reported to such stockholder by the candidate; (iii) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule
          14A) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Fund); (iv) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (v) whether the recommending stockholder believes that the candidate is or will be an "interested person" of the Fund (as defined in the Investment Company Act of 1940, as amended) and, if not an "interested person," information regarding the candidate that will be sufficient for the Fund to make such determination;

     (b) the written and signed consent of the candidate to be named as a nominee and to serve as a Director if elected;

     (c) the recommending stockholder's name and address as they appear on the Fund's books;

     (d) the class or series and number of all shares of the Fund owned beneficially and of record by the recommending stockholder; and

     (e) a description of all arrangements or understandings between the recommending stockholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending stockholder. In addition, the Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve on the Board.

                                   APPENDIX C

                   INFORMATION AS TO CITY OF LONDON NOMINEES

The following information as to persons City of London, or its record owner, Mellon, may seek to nominate at the Meeting has been furnished to the Fund by City of London or its record owner, Mellon. The Fund has not verified the truth or accuracy of this information.

                                                                     Principal
                                                                     Business
                                                                    Occupations
                                       Number of Shares of the      During the
Name and Business Address        Age   Fund Beneficially Owned    Last Five Years
----------------------------------------------------------------------------------
Julian M. I. Reid                59               None            Chief
1 Queen Anne's Gate                                               Executive
London SW1 H 9 BT                                                 Officer of 3a
England                                                           Asset
                                                                  Management
                                                                  Limited (since
                                                                  1998);
                                                                  President of
                                                                  the Saffron
                                                                  Fund, Inc.
                                                                  (1994-1998;
                                                                  since 2004);
                                                                  Chairman of
                                                                  the Board of
                                                                  Directors of
                                                                  the Saffron
                                                                  Fund, Inc.
                                                                  (since 1998);
                                                                  Director of JF
                                                                  China Region
                                                                  Fund, Inc.
                                                                  (since 1997);
                                                                  and Chairman
                                                                  of Morgan's
                                                                  Walk
                                                                  Properties
                                                                  (since 2002).
----------------------------------------------------------------------------------
Chris Russell                    55               None            Director of
39 DeVere Gardens                                                 Candover plc
London W8 5AW                                                     (since 2004);
England                                                           Director of
                                                                  LIM Japan Fund
                                                                  (since 2002);
                                                                  Director of
                                                                  Enhanced Index
                                                                  Funds (since
                                                                  2002);
                                                                  Director of
                                                                  Investec High
                                                                  Income Trust
                                                                  (since 2001);
                                                                  Consultant of
                                                                  Gavekal
                                                                  Research
                                                                  (since 2001);
                                                                  Director of
                                                                  Gartmore
                                                                  Investment
                                                                  Management plc
                                                                  (1997-2001).
----------------------------------------------------------------------------------

                                   APPENDIX D

The following table sets forth the names and present principal occupations of the Officers of the Fund and the employees of the Investment Manager of the Fund who may be soliciting proxies on behalf of the Fund's Board of Directors. Information regarding Directors who will be soliciting proxies is set forth in "Proposal: Election of Directors" in this Proxy Statement.

Name and Principal Business Address                                Present Principal Occupation
-------------------------------------------------------------------------------------------------------------
Julian F. Sluyters                                           President and Chief Executive Officer;
c/o Deutsche Investment Management Americas, Inc.            Managing Director of DeAM
345 Park Avenue
New York, NY 10154
-------------------------------------------------------------------------------------------------------------
Patricia Rosch                                               Director, DeAM
c/o Deutsche Investment Management Americas, Inc.
345 Park Avenue
New York, NY 10154
-------------------------------------------------------------------------------------------------------------

                                   APPENDIX E

                      INFORMATION CONCERNING PARTICIPANTS

Dr. Purcell, as a Director of the Fund, and Mr. Esposito, as a Director of the Fund and an executive officer of the Investment Manager and of Deutsche Bank Securities Inc., and Ms. Rosch, as an officer of the Investment Manager, have an interest in the election of directors because of those positions.

In addition to the Fund's Directors and executive officers, Mr. Sluyters, President and Chief Executive Officer of the Fund and Managing Director of Deutsche Asset Management, and Ms. Rosch, Director of Deutsche Asset Management, may solicit proxies on behalf of the Fund. The business address of the Fund's Directors and its executive officers, if not otherwise indicated in the Fund's proxy solicitation materials, and of Mr. Sluyters and Ms. Rosch is The Korea Fund, Inc., c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, NY 10154.

For further information on the identity of participants who may be soliciting proxies in connection with the Fund's annual meeting on October 6, 2004 and a description of their interests, by security holdings or otherwise, please see Exhibit A of the Schedule 14A filed by the Korea Fund, Inc. with the Securities and Exchange Commission on July 20, 2004.

         * Please fold and detach card at perforation before mailing. *

--------------------------------------------------------------------------------

PROXY                         THE KOREA FUND, INC.                         PROXY


          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

               Annual Meeting of Stockholders -- October 6, 2004



The undersigned hereby appoints Bruce Rosenblum, John Millette and Caroline Pearson, and each of them, the proxies of the undersigned, with full power of substitution in each of them, to represent the undersigned and to vote all shares of The Korea Fund, Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders of The Korea Fund, Inc. to be held at the offices of Deutsche Investment Management Americas Inc., part of Deutsche Asset Management, 29th Floor, East Side, 280 Park Avenue (at 48th - 49th Streets), New York, New York 10017, on Wednesday, October 6, 2004 at 10:45 a.m., Eastern time, and at any adjournment or postponement thereof. The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders and accompanying Proxy Statement and revokes any proxy previously given with respect to the meeting.


                           (continued on other side)

Instructions for Voting Your Proxy

The Korea Fund offers stockholders of record three alternative ways of authorizing proxies to vote their shares:

o    By Telephone

o    Through the Internet (using a browser)

o    By Mail (traditional method)

Your telephone or Internet instructions authorize the named proxies to vote your shares in the same manner as if you had mailed your proxy card.We encourage you to use these cost effective and convenient ways of voting.

---------
TELEPHONE       Available only until 4:00 p.m. Eastern time on October 5, 2004.
---------

o Call TOLL-FREE: 1-800-433-2279 on any touch-tone telephone to authorize voting of your shares.You may call 24 hours a day, 7 days a week.You will be prompted to follow simple instructions.

o Your voting instructions will be confirmed and shares voted as you directed.

--------
INTERNET        Available only until 4:00 p.m. Eastern time on October 5, 2004.
--------

o    Visit the Internet voting Website at http://proxy.georgeson.com

o Enter the COMPANY NUMBER AND CONTROL NUMBER shown below and follow the instructions on your screen.

o Your voting instructions will be confirmed and shares voted as you directed.

o    You will incur only your usual Internet charges.

-------
BY MAIL
-------

o Simply sign and date your proxy card and return it in the postage-paid envelope.





                --------------                  --------------
                COMPANY NUMBER                  CONTROL NUMBER
                --------------                  --------------

         * Please fold and detach card at perforation before mailing. *

--------------------------------------------------------------------------------




This proxy, if properly executed, will be voted in the manner directed. If no           To vote, mark blocks below in
instructions are indicated on a properly executed proxy, the undersigned's              blue or black ink as follows:  /  X /
vote will be cast "FOR" Proposal 1 and "AGAINST" Proposal 2.








The Board of Directors of the Fund recommends that Stockholders vote "FOR"
Proposal 1.

(1) The election of two Directors:         FOR all nominees listed          WITHHOLD AUTHORITY
                                           at left (except as marked        to vote for all nominees
                                           to the contrary below)           listed at left

Nominees: Class I: Vincent J. Esposito             /____/                        /____/
          and Susan Kaufman Purcell


(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

-------------------------------------------------------------------------





The Board of Directors of the Fund recommends that Stockholders vote "AGAINST"
Proposal 2.
                                                                                    FOR      AGAINST      ABSTAIN

(2) To vote on a stockholder's proposal that the investment management            /____/      /____/      /____/
agreement, between the Fund and Deutsche Investment Management Americas Inc., as
currently in effect of the date hereof, be terminated immediately.

The Proxies are authorized to vote in their discretion on any other business which may properly come before the meeting and any adjournments or postponements thereof.

Please sign exactly as your name or names appear. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.

--------------------------------------------------------------------------------
                           (Signature of Stockholder)

--------------------------------------------------------------------------------
                       (Signature of joint owner, if any)

Date _______________________________________ , 2004

PLEASE SIGN AND RETURN PROMPTLY IN ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED.